Free Writing Prospectus

Filed Pursuant to Rule 433

Registration Statement No.: 333-141008

(Dated April 7, 2008)

The issuer has filed a registration statement (including a prospectus)

with the SEC for the offering to which this communication relates.

Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at

www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611.

This free writing prospectus is not required to contain all of the information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase the offered securities, supersedes any prior version of this free writing prospectus and any information contained in any prior similar free writing prospectus relating to these securities.

If a preliminary prospectus is conveyed to you prior to your commitment to purchase, that document supersedes all other information provided to you concerning the offered securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer,

solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued. The issuer is not obligated to issue any such securities or any similar securities, and all or a portion of the securities may not be issued that have the characteristics described herein. The underwriter's obligation to deliver such securities is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of the securities having the characteristics described herein. If, for any reason, the issuer does not deliver such securities, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

Certain of the information contained herein may be based on numerous assumptions (including preliminary assumptions about the pool assets and structure), which may not be specifically identified as assumptions in the information. Any such information or assumptions are subject to change. If so, prior to the time of your commitment to purchase, you should request updated information based on any assumptions specifically required by you.

Any legends, disclaimers or other notices that may appear in this free writing prospectus or on any electronic communication to which this free writing prospectus is attached which state that (1) these materials do not constitute an offer (or a solicitation of an offer), (2) no representation is made as to the accuracy or completeness of the se materials and that these materials may not be updated or (3) these materials may be confidential are not applicable to this communication and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.

This free writing prospectus relates to Registration Statement No.

333-141008.

PHHMC 2008-CIM1 Preliminary Collateral Analysis

I-1

17 records

Balance: 10,823,260

Summary Statistics

As-of / Cut-off Date: 20080401(100.00%)

Delinquency / Cut-off Date: 20080331(100.00%)

Number of Loans: 17

Total Current Balance:    10,823,260.10

Maximum Balance:    1,315,000.00

Minimum Balance: 432,000.00

Average Current Balance:    636,662.36

Weighted Average Coupon: 6.169

Maximum Coupon: 7.750

Minimum Coupon: 5.250

Weighted Average Margin: 2.250

Weighted Average Maximum Rate: 12.169

Weighted Average Minimum Rate: 6.169

Weighted Average Months to Roll: 34

Weighted Average Original Term: 360.00

Weighted Average Original IO Term: 120.00 Weighted Average Remaining Term: 358.21 Weighted Average Seasoning: 1.79 Top 5 States: CA(34%),CO(12%),MD(8%),MA(7%),MN(6%)
Top 5 Zip Codes: 94117(12%),02138(7%),92084(7%),80206(6%),55347(6%)

Weighted Average FICO Score: 772.5

Weighted Average Orig CLTV: 77.10

Weighted Average Orig Frequency CLTV: 77.48

% of portfolio with CLTV over 80%:    15.91

% of portfolio with CLTV over 80% & no MI: 0.00

% of portfolio with Full/Alt Docs:    57.31

% Owner Occupied: 87.13

% Fixed Rate: 0.00

% IO: 95.65 % Seconds: 0.00 % of Total Pool - Simultaneous Seconds: 6.42 % Prepay Penalties: 0.00 % Cashout: 4.16

Cut-off Date	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
2008-04-01	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5

Days Delinquent	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
0	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Minimum: 0 Maximum: 0 Weighted Average: 0.0

PHHMC 2008-CIM1 Preliminary Collateral Analysis

I-1

17 records

Balance: 10,823,260

Current Principal Balance ($)		Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
420,000.01 440,000.01 460,000.01 520,000.01 580,000.01 600,000.01 640,000.01 660,000.01 680,000.01 740,000.01 760,000.01	- 440,000.00 - 460,000.00 - 480,000.00 - 540,000.00 - 600,000.00 - 620,000.00 - 660,000.00 - 680,000.00 - 700,000.00 - 760,000.00 - 780,000.00	432,000.00 890,988.00 470,556.10 1,579,000.00 592,000.00 604,000.00 656,000.00 675,000.00 2,087,116.00 760,000.00 761,600.00 1,315,000.00	3.99 8.23 4.35 14.59 5.47 5.58 6.06 6.24 19.28 7.02 7.04 12.15	1 2 1 3 1 1 1 1 3 1 1 1	5.88 11.76 5.88 17.65 5.88 5.88 5.88 5.88 17.65 5.88 5.88 5.88	432,000.00 445,494.00 470,556.10 526,333.33 592,000.00 604,000.00 656,000.00 675,000.00 695,705.33 760,000.00 761,600.00 1,315,000.00	5.625 5.503 5.900 6.022 5.750 5.250 6.625 5.940 6.603 6.375 6.625 6.500	2.250 2.250 2.250 2.250 2.250 2.250 2.250 2.250 2.250 2.250 2.250 2.250	11.625 11.503 11.900 12.022 11.750 11.250 12.625 11.940 12.603 12.375 12.625 12.500	36 35 33 34 36 36 34 33 34 35 34 33	360.00 360.00 360.00 360.00 360.00 360.00 360.00 360.00 360.00 360.00 360.00 360.00	360.00 359.00 357.00 358.33 360.00 360.00 358.00 357.00 357.67 359.00 358.00 357.00	0.00 1.00 3.00 1.67 0.00 0.00 2.00 3.00 2.33 1.00 2.00 3.00	80.00 73.78 80.00 84.10 80.00 80.00 80.00 90.00 71.01 65.52 80.00 72.89	80.00 73.78 80.00 84.10 80.00 80.00 80.00 90.00 73.01 65.52 80.00 72.89	757.0 798.6 768.0 762.6 807.0 813.0 753.0 713.0 775.0 772.0 797.0 762.0
1,000,000.01 >=
Total:		10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Minimum: 432,000.00 Maximum: 1,315,000.00 Average: 636,662.36

Original Principal Balance ($)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
420,001 - 440,000 440,001 - 460,000 460,001 - 480,000 520,001 - 540,000 580,001 - 600,000 600,001 - 620,000 640,001 - 660,000 660,001 - 680,000 680,001 - 700,000 740,001 - 760,000 760,001 - 780,000	432,000.00 890,988.00 470,556.10 1,579,000.00 592,000.00 604,000.00 656,000.00 675,000.00 2,087,116.00 760,000.00 761,600.00 1,315,000.00	3.99 8.23 4.35 14.59 5.47 5.58 6.06 6.24 19.28 7.02 7.04 12.15	1 2 1 3 1 1 1 1 3 1 1 1	5.88 11.76 5.88 17.65 5.88 5.88 5.88 5.88 17.65 5.88 5.88 5.88	432,000.00 445,494.00 470,556.10 526,333.33 592,000.00 604,000.00 656,000.00 675,000.00 695,705.33 760,000.00 761,600.00 1,315,000.00	5.625 5.503 5.900 6.022 5.750 5.250 6.625 5.940 6.603 6.375 6.625 6.500	2.250 2.250 2.250 2.250 2.250 2.250 2.250 2.250 2.250 2.250 2.250 2.250	11.625 11.503 11.900 12.022 11.750 11.250 12.625 11.940 12.603 12.375 12.625 12.500	36 35 33 34 36 36 34 33 34 35 34 33	360.00 360.00 360.00 360.00 360.00 360.00 360.00 360.00 360.00 360.00 360.00 360.00	360.00 359.00 357.00 358.33 360.00 360.00 358.00 357.00 357.67 359.00 358.00 357.00	0.00 1.00 3.00 1.67 0.00 0.00 2.00 3.00 2.33 1.00 2.00 3.00	80.00 73.78 80.00 84.10 80.00 80.00 80.00 90.00 71.01 65.52 80.00 72.89	80.00 73.78 80.00 84.10 80.00 80.00 80.00 90.00 73.01 65.52 80.00 72.89	757.0 798.6 768.0 762.6 807.0 813.0 753.0 713.0 775.0 772.0 797.0 762.0
1,000,001 >=
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Minimum: 432,000.00 Maximum: 1,315,000.00 Average: 636,759.06
Total: 10,824,904.00

Mortgage Rate (%)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
5.250 - 5.499	1,044,988.00	9.66	2	11.76	522,494.00	5.250	2.250	11.250	36	360.00	359.58	0.42	76.30	76.30	801.6
5.500 - 5.749	956,500.00	8.84	2	11.76	478,250.00	5.556	2.250	11.556	35	360.00	359.45	0.55	83.01	83.01	777.8
5.750 - 5.999	2,882,036.10	26.63	5	29.41	576,407.22	5.849	2.250	11.849	34	360.00	358.41	1.59	79.22	80.67	766.5
6.000 - 6.249	1,232,500.00	11.39	2	11.76	616,250.00	6.190	2.250	12.190	34	360.00	357.57	2.43	69.39	69.39	785.5
6.250 - 6.499	1,282,000.00	11.84	2	11.76	641,000.00	6.375	2.250	12.375	35	360.00	359.00	1.00	75.49	75.49	740.2
6.500 - 6.749	2,732,600.00	25.25	3	17.65	910,866.67	6.565	2.250	12.565	34	360.00	357.52	2.48	76.58	76.58	769.6
7.750 - 7.999	692,636.00	6.40	1	5.88	692,636.00	7.750	2.250	13.750	32	360.00	356.00	4.00	80.00	80.00	795.0
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Minimum: 5.250 Maximum: 7.750 Weighted Average: 6.169

PHHMC 2008-CIM1 Preliminary Collateral Analysis

I-1

17 records

Balance: 10,823,260

Original Terms (mos.)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
301 - 360	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Minimum: 360 Maximum: 360 Weighted Average: 360.00

Original Amortized Terms (mos.)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
301 - 360	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Minimum: 360 Maximum: 360 Weighted Average: 360.00

Remaining Terms (mos.)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
301 - 360	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Minimum: 356 Maximum: 360 Weighted Average: 358.21

Seasoning (mos.)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
0 1 2 3 4	1,628,000.00 3,391,968.00 2,117,600.00 2,993,056.10 692,636.00	15.04 31.34 19.57 27.65 6.40	3 6 3 4 1	17.65 35.29 17.65 23.53 5.88	542,666.67 565,328.00 705,866.67 748,264.03 692,636.00	5.531 5.908 6.481 6.224 7.750	2.250 2.250 2.250 2.250 2.250	11.531 11.908 12.481 12.224 13.750	36 35 34 33 32	360.00 360.00 360.00 360.00 360.00	360.00 359.00 358.00 357.00 356.00	0.00 1.00 2.00 3.00 4.00	80.00 75.35 74.59 78.59 80.00	80.00 76.58 74.59 78.59 80.00	796.0 766.9 776.4 758.3 795.0
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Minimum: 0 Maximum: 4 Weighted Average: 1.79

Lien Position	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
1st Lien	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5

PHHMC 2008-CIM1 Preliminary Collateral Analysis

I-1

17 records

Balance: 10,823,260

First Liens with Junior Liens	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
N Y	10,128,780.10 694,480.00	93.58 6.42	16 1	94.12 5.88	633,048.76 694,480.00	6.189 5.875	2.250 2.250	12.189 11.875	34 35	360.00 360.00	358.16 359.00	1.84 1.00	77.62 69.47	77.62 75.47	773.8 754.0
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5

Original Loan-to-Value Ratio (%) (First Liens Only)		Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
60.01	- 65.00	700,000.00	6.47	1	5.88	700,000.00	6.190	2.250	12.190	34	360.00	358.00	2.00	63.64	63.64	776.0
65.01	- 70.00	1,454,480.00	13.44	2	11.76	727,240.00	6.136	2.250	12.136	35	360.00	359.00	1.00	67.41	70.27	763.4
70.01	- 75.00	1,755,988.00	16.22	2	11.76	877,994.00	6.186	2.250	12.186	34	360.00	357.50	2.50	72.48	72.48	768.0
75.01	- 80.00	5,191,292.10	47.96	9	52.94	576,810.23	6.246	2.250	12.246	34	360.00	358.25	1.75	79.36	79.36	789.5
85.01	- 90.00	1,721,500.00	15.91	3	17.65	573,833.33	5.938	2.250	11.938	34	360.00	358.22	1.78	88.63	88.63	732.2
Total:		10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Minimum: 63.64 Maximum: 90.00 Weighted Average by Original Balance: 77.10 Weighted Average by Current Balance: 77.10 Standard Deviation: 7.42

Ratio (%) (Second Liens Only)

Combined Original Loan-to-Value Ratio (%)		Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
60.01	- 65.00	700,000.00	6.47	1	5.88	700,000.00	6.190	2.250	12.190	34	360.00	358.00	2.00	63.64	63.64	776.0
65.01	- 70.00	1,454,480.00	13.44	2	11.76	727,240.00	6.136	2.250	12.136	35	360.00	359.00	1.00	67.41	70.27	763.4
70.01	- 75.00	1,755,988.00	16.22	2	11.76	877,994.00	6.186	2.250	12.186	34	360.00	357.50	2.50	72.48	72.48	768.0
75.01	- 80.00	5,191,292.10	47.96	9	52.94	576,810.23	6.246	2.250	12.246	34	360.00	358.25	1.75	79.36	79.36	789.5
85.01	- 90.00	1,721,500.00	15.91	3	17.65	573,833.33	5.938	2.250	11.938	34	360.00	358.22	1.78	88.63	88.63	732.2
Total:		10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Minimum: 63.64 Maximum: 90.00 Weighted Average by Original Balance: 77.10 Weighted Average by Current Balance: 77.10 Standard Deviation: 7.42

PHHMC 2008-CIM1 Preliminary Collateral Analysis

I-1

17 records

Balance: 10,823,260

Combined Original Loan-to-Value Ratio (%) Frequency	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
60.01 - 65.00	700,000.00	6.47	1	5.88	700,000.00	6.190	2.250	12.190	34	360.00	358.00	2.00	63.64	63.64	776.0
65.01 - 70.00	760,000.00	7.02	1	5.88	760,000.00	6.375	2.250	12.375	35	360.00	359.00	1.00	65.52	65.52	772.0
70.01 - 75.00	1,755,988.00	16.22	2	11.76	877,994.00	6.186	2.250	12.186	34	360.00	357.50	2.50	72.48	72.48	768.0
75.01 - 80.00	5,885,772.10	54.38	10	58.82	588,577.21	6.202	2.250	12.202	34	360.00	358.34	1.66	78.20	78.90	785.3
85.01 - 90.00	1,721,500.00	15.91	3	17.65	573,833.33	5.938	2.250	11.938	34	360.00	358.22	1.78	88.63	88.63	732.2
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Minimum: 63.64 Maximum: 90.00 Weighted Average by Original Balance: 77.48 Weighted Average by Current Balance: 77.48 Standard Deviation: 7.14

LTV gt 80, PMI	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
General Electric	522,000.00	30.32	1	33.33	522,000.00	6.375	2.250	12.375	35	360.00	359.00	1.00	90.00	90.00	694.0
United Guaranty Insurance	1,199,500.00	69.68	2	66.67	599,750.00	5.748	2.250	11.748	34	360.00	357.87	2.13	88.03	88.03	748.9
Total:	1,721,500.00	100.00	3	100.00	573,833.33	5.938	2.250	11.938	34	360.00	358.22	1.78	88.63	88.63	732.2

Geographic Distribution by State	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
California	3,713,500.00	34.31	5	29.41	742,700.00	6.196	2.250	12.196	34	360.00	358.45	1.55	76.70	76.70	766.3
Colorado	1,304,000.00	12.05	2	11.76	652,000.00	5.755	2.250	11.755	35	360.00	358.93	1.07	71.22	71.22	793.1
Maryland	890,988.00	8.23	2	11.76	445,494.00	5.503	2.250	11.503	35	360.00	359.00	1.00	73.78	73.78	798.6
Massachusetts	761,600.00	7.04	1	5.88	761,600.00	6.625	2.250	12.625	34	360.00	358.00	2.00	80.00	80.00	797.0
Minnesota	694,480.00	6.42	1	5.88	694,480.00	5.875	2.250	11.875	35	360.00	359.00	1.00	69.47	75.47	754.0
Florida	692,636.00	6.40	1	5.88	692,636.00	7.750	2.250	13.750	32	360.00	356.00	4.00	80.00	80.00	795.0
Connecticut	675,000.00	6.24	1	5.88	675,000.00	5.940	2.250	11.940	33	360.00	357.00	3.00	90.00	90.00	713.0
Georgia	656,000.00	6.06	1	5.88	656,000.00	6.625	2.250	12.625	34	360.00	358.00	2.00	80.00	80.00	753.0
Kentucky	532,500.00	4.92	1	5.88	532,500.00	6.190	2.250	12.190	33	360.00	357.00	3.00	76.95	76.95	798.0
Illinois	470,556.10	4.35	1	5.88	470,556.10	5.900	2.250	11.900	33	360.00	357.00	3.00	80.00	80.00	768.0
New Jersey	432,000.00	3.99	1	5.88	432,000.00	5.625	2.250	11.625	36	360.00	360.00	0.00	80.00	80.00	757.0
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Number of States Represented: 11

PHHMC 2008-CIM1 Preliminary Collateral Analysis

I-1

17 records

Balance: 10,823,260

Geographic Distribution by MSA	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
San Diego CA MSA	1,352,000.00	12.49	2	11.76	676,000.00	6.101	2.250	12.101	35	360.00	359.44	0.56	71.86	71.86	787.3
San Francisco CA PMSA	1,315,000.00	12.15	1	5.88	1,315,000.00	6.500	2.250	12.500	33	360.00	357.00	3.00	72.89	72.89	762.0
Baltimore MD PMSA	890,988.00	8.23	2	11.76	445,494.00	5.503	2.250	11.503	35	360.00	359.00	1.00	73.78	73.78	798.6
Boston MA-NH NECMA	761,600.00	7.04	1	5.88	761,600.00	6.625	2.250	12.625	34	360.00	358.00	2.00	80.00	80.00	797.0
Denver CO PMSA	700,000.00	6.47	1	5.88	700,000.00	6.190	2.250	12.190	34	360.00	358.00	2.00	63.64	63.64	776.0
Minneapolis-St. Paul MN-WI MSA	694,480.00	6.42	1	5.88	694,480.00	5.875	2.250	11.875	35	360.00	359.00	1.00	69.47	75.47	754.0
Fort Lauderdale FL PMSA	692,636.00	6.40	1	5.88	692,636.00	7.750	2.250	13.750	32	360.00	356.00	4.00	80.00	80.00	795.0
New Haven-Bridgeport-Stamford-Danbury-Waterbury CT NECMA	675,000.00	6.24	1	5.88	675,000.00	5.940	2.250	11.940	33	360.00	357.00	3.00	90.00	90.00	713.0
Atlanta GA MSA	656,000.00	6.06	1	5.88	656,000.00	6.625	2.250	12.625	34	360.00	358.00	2.00	80.00	80.00	753.0
Boulder-Longmont CO PMSA	604,000.00	5.58	1	5.88	604,000.00	5.250	2.250	11.250	36	360.00	360.00	0.00	80.00	80.00	813.0
Cincinnati OH-KY-IN PMSA	532,500.00	4.92	1	5.88	532,500.00	6.190	2.250	12.190	33	360.00	357.00	3.00	76.95	76.95	798.0
Sacramento CA PMSA	524,500.00	4.85	1	5.88	524,500.00	5.500	2.250	11.500	35	360.00	359.00	1.00	85.49	85.49	795.0
Orange County CA PMSA	522,000.00	4.82	1	5.88	522,000.00	6.375	2.250	12.375	35	360.00	359.00	1.00	90.00	90.00	694.0
Chicago IL PMSA	470,556.10	4.35	1	5.88	470,556.10	5.900	2.250	11.900	33	360.00	357.00	3.00	80.00	80.00	768.0
Newark NJ PMSA	432,000.00	3.99	1	5.88	432,000.00	5.625	2.250	11.625	36	360.00	360.00	0.00	80.00	80.00	757.0
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Number of States Represented: 11

Adjustment Type	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
ARM	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5

Product Type	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Original IO Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score	Percent Full-Alt Doc	Percent Owner Occupied	Percent Fixed Rate	Percent IO
ARM – 3 Year/1 Year	470,556.10	4.35	1	5.88	470,556.10	5.900	2.250	11.900	33	360.00	0.00	357.00	3.00	80.00	80.00	768.0	0.0	100.0	0.0	0.0
ARM – 3 Year/1 Year –IO	10,352,704.00	95.65	16	94.12	647,044.00	6.181	2.250	12.181	34	360.00	120.00	358.26	1.74	76.96	77.37	772.7	59.9	86.5	0.0	100.0
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	120.00	358.21	1.79	77.10	77.48	772.5	57.3	87.1	0.0	95.7

Interest Only	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
IO	10,352,704.00	95.65	16	94.12	647,044.00	6.181	2.250	12.181	34	360.00	358.26	1.74	76.96	77.37	772.7
non-IO	470,556.10	4.35	1	5.88	470,556.10	5.900	2.250	11.900	33	360.00	357.00	3.00	80.00	80.00	768.0
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5

Interest Only Term	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
0	470,556.10	4.35	1	5.88	470,556.10	5.900	2.250	11.900	33	360.00	357.00	3.00	80.00	80.00	768.0
120	10,352,704.00	95.65	16	94.12	647,044.00	6.181	2.250	12.181	34	360.00	358.26	1.74	76.96	77.37	772.7
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Weighted Average: 120.0

PHHMC 2008-CIM1 Preliminary Collateral Analysis

I-1

17 records

Balance: 10,823,260

Property Type	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
Single Family Residence	6,252,024.10	57.76	11	64.71	568,365.83	5.913	2.250	11.913	34	360.00	358.41	1.59	78.50	79.16	763.3
2 Family	2,076,600.00	19.19	2	11.76	1,038,300.00	6.546	2.250	12.546	33	360.00	357.37	2.63	75.50	75.50	774.8
Planned Unit Development	1,902,636.00	17.58	3	17.65	634,212.00	6.728	2.250	12.728	34	360.00	357.91	2.09	73.33	73.33	789.6
Condo	592,000.00	5.47	1	5.88	592,000.00	5.750	2.250	11.750	36	360.00	360.00	0.00	80.00	80.00	807.0
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5

Number of Units	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
1	8,746,660.10	80.81	15	88.24	583,110.67	6.079	2.250	12.079	34	360.00	358.41	1.59	77.47	77.95	772.0
2	2,076,600.00	19.19	2	11.76	1,038,300.00	6.546	2.250	12.546	33	360.00	357.37	2.63	75.50	75.50	774.8
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5

Occupancy	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
Primary	9,430,624.10	87.13	15	88.24	628,708.27	6.051	2.250	12.051	34	360.00	358.39	1.61	77.88	78.32	770.6
Second Home	1,392,636.00	12.87	2	11.76	696,318.00	6.966	2.250	12.966	33	360.00	357.01	2.99	71.78	71.78	785.4
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5

									Weighted		Weighted			Weighted
		% by						Weighted	Average	Weighted	Average		Weighted	Average
	Current	Current		% of	Average	Weighted	Weighted	Average	Months	Average	Stated	Weighted	Average	Original
Loan	Principal	Principal	Number of	Number of	Current	Average	Average	Maximum	to	Original	Remaining	Average	Original	Frequency	FICO
Purpose	Balance	Balance	Loans	Loans	Balance	Coupon	Margin	Rate	Roll	Term	Term	Seasoning	CLTV	CLTV	Score
Purchase	8,705,292.10	80.43	13	76.47	669,637.85	6.259	2.250	12.259	34	360.00	358.14	1.86	78.05	78.05	769.8
Refinance - Rate Term	1,667,968.00	15.41	3	17.65	555,989.33	5.810	2.250	11.810	34	360.00	358.36	1.64	72.33	74.82	776.5
Refinance - Cashout	450,000.00	4.16	1	5.88	450,000.00	5.750	2.250	11.750	35	360.00	359.00	1.00	76.27	76.27	811.0
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5

									Weighted		Weighted			Weighted
		% by						Weighted	Average	Weighted	Average		Weighted	Average
	Current Principal	Current Principal	Number of	% of Number of	Average Current	Weighted Average	Weighted Average	Average Maximum	Months to	Average Original	Stated Remaining	Weighted Average	Average Original	Original Frequency	FICO
Documentation Level	Balance	Balance	Loans	Loans	Balance	Coupon	Margin	Rate	Roll	Term	Term	Seasoning	CLTV	CLTV	Score
Full Documentation	6,202,580.00	57.31	9	52.94	689,175.56	6.126	2.250	12.126	34	360.00	358.23	1.77	79.44	80.11	764.7
Stated Income Stated Assets	3,228,044.10	29.83	6	35.29	538,007.35	5.907	2.250	11.907	35	360.00	358.70	1.30	74.89	74.89	782.0
Limited	700,000.00	6.47	1	5.88	700,000.00	6.190	2.250	12.190	34	360.00	358.00	2.00	63.64	63.64	776.0
Stated Income Verified Assets	692,636.00	6.40	1	5.88	692,636.00	7.750	2.250	13.750	32	360.00	356.00	4.00	80.00	80.00	795.0
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5

									Weighted		Weighted			Weighted
		% by						Weighted	Average	Weighted	Average		Weighted	Average
	Current Principal	Current Principal	Number of	% of Number of	Average Current	Weighted Average	Weighted Average	Average Maximum	Months to	Average Original	Stated Remaining	Weighted Average	Average Original	Original Frequency	FICO
Appraisal Type (S&P)	Balance	Balance	Loans	Loans	Balance	Coupon	Margin	Rate	Roll	Term	Term	Seasoning	CLTV	CLTV	Score
FULL	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5

PHHMC 2008-CIM1 Preliminary Collateral Analysis

I-1

17 records

Balance: 10,823,260

FICO Score	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
680 - 699 700 - 719 740 - 759 760 - 779 780 - 799 800 >=	522,000.00 675,000.00 1,782,480.00 3,245,556.10 2,952,224.00 1,646,000.00	4.82 6.24 16.47 29.99 27.28 15.21	1 1 3 4 5 3	5.88 5.88 17.65 23.53 29.41 17.65	522,000.00 675,000.00 594,160.00 811,389.03 590,444.80 548,666.67	6.375 5.940 6.090 6.317 6.405 5.567	2.250 2.250 2.250 2.250 2.250 2.250	12.375 11.940 12.090 12.317 12.405 11.567	35 33 35 34 34 36	360.00 360.00 360.00 360.00 360.00 360.00	359.00 357.00 358.87 357.68 357.68 359.73	1.00 3.00 1.13 2.32 2.32 0.27	90.00 90.00 75.90 70.20 79.12 78.98	90.00 90.00 78.24 70.20 79.12 78.98	694.0 713.0 754.4 768.2 794.7 810.3
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Minimum: 694 Maximum: 813 Weighted Average: 772.5 % UPB missing FICOs: 0.0 Standard Deviation: 33.12

Prepay Flag	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
No Prepayment Penalty	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5

Prepayment Penalty Detail	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
None	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5

Prepayment Penalty Months	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
0	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Non-zero Weighted Average Prepay Penalty Term: 0

Index Type (ARM Only)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
Libor - 1 Year	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5

PHHMC 2008-CIM1 Preliminary Collateral Analysis

I-1

17 records

Balance: 10,823,260

Margin (%) (ARM Only)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
2.000 - 2.499	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Minimum: 2.250 Maximum: 2.250 Weighted Average: 2.250

Initial Periodic Cap (%) (ARM Only)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
2.000	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Minimum: 2.000 Maximum: 2.000 Weighted Average: 2.000

Periodic Cap (%) (ARM Only)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
2.000	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Minimum: 2.000 Maximum: 2.000 Weighted Average: 2.000

Maximum Mortgage Rates (%) (ARM Only)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
11.000 - 11.499 11.500 - 11.999 12.000 - 12.499 12.500 - 12.999 13.500 - 13.999	1,044,988.00 3,838,536.10 2,514,500.00 2,732,600.00 692,636.00	9.66 35.47 23.23 25.25 6.40	2 7 4 3 1	11.76 41.18 23.53 17.65 5.88	522,494.00 548,362.30 628,625.00 910,866.67 692,636.00	5.250 5.776 6.284 6.565 7.750	2.250 2.250 2.250 2.250 2.250	11.250 11.776 12.284 12.565 13.750	36 35 34 34 32	360.00 360.00 360.00 360.00 360.00	359.58 358.67 358.30 357.52 356.00	0.42 1.33 1.70 2.48 4.00	76.30 80.17 72.50 76.58 80.00	76.30 81.25 72.50 76.58 80.00	801.6 769.3 762.4 769.6 795.0
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Minimum: 11.250 Maximum: 13.750 Weighted Average: 12.169

PHHMC 2008-CIM1 Preliminary Collateral Analysis

I-1

17 records

Balance: 10,823,260

Minimum Mortgage Rates (%) (ARM Only)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
5.000 - 5.499 5.500 - 5.999 6.000 - 6.499 6.500 - 6.999 7.500 - 7.999	1,044,988.00 3,838,536.10 2,514,500.00 2,732,600.00 692,636.00	9.66 35.47 23.23 25.25 6.40	2 7 4 3 1	11.76 41.18 23.53 17.65 5.88	522,494.00 548,362.30 628,625.00 910,866.67 692,636.00	5.250 5.776 6.284 6.565 7.750	2.250 2.250 2.250 2.250 2.250	11.250 11.776 12.284 12.565 13.750	36 35 34 34 32	360.00 360.00 360.00 360.00 360.00	359.58 358.67 358.30 357.52 356.00	0.42 1.33 1.70 2.48 4.00	76.30 80.17 72.50 76.58 80.00	76.30 81.25 72.50 76.58 80.00	801.6 769.3 762.4 769.6 795.0
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Minimum: 5.250 Maximum: 7.750 Weighted Average: 6.169

Lifetime Rate Cap (%) (ARM Only)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
6.000	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Minimum: 6.000 Maximum: 6.000 Weighted Average: 6.000

Next Rate Adjustment Date (ARM Only)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
2010-12 2011-01 2011-02 2011-03 2011-04	692,636.00 2,993,056.10 2,117,600.00 3,391,968.00 1,628,000.00	6.40 27.65 19.57 31.34 15.04	1 4 3 6 3	5.88 23.53 17.65 35.29 17.65	692,636.00 748,264.03 705,866.67 565,328.00 542,666.67	7.750 6.224 6.481 5.908 5.531	2.250 2.250 2.250 2.250 2.250	13.750 12.224 12.481 11.908 11.531	32 33 34 35 36	360.00 360.00 360.00 360.00 360.00	356.00 357.00 358.00 359.00 360.00	4.00 3.00 2.00 1.00 0.00	80.00 78.59 74.59 75.35 80.00	80.00 78.59 74.59 76.58 80.00	795.0 758.3 776.4 766.9 796.0
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Minimum: 2010-12-01 Maximum: 2011-04-01 Weighted Average: 2011-02-06

Months to Next Rate Adjustment (ARM Only)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
31 - 36	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Minimum: 32 Maximum: 36 Weighted Average: 34

PHHMC 2008-CIM1 Preliminary Collateral Analysis

I-1

17 records

Balance: 10,823,260

Monthly Payments ($)	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
1,500.01 - 2,000.00	440,988.00	4.07	1	5.88	440,988.00	5.250	2.250	11.250	35	360.00	359.00	1.00	71.24	71.24	786.0
2,000.01 - 2,500.00	1,406,500.00	13.00	3	17.65	468,833.33	5.618	2.250	11.618	35	360.00	359.31	0.69	80.85	80.85	788.4
2,500.01 - 3,000.00	2,721,056.10	25.14	5	29.41	544,211.22	5.871	2.250	11.871	35	360.00	358.70	1.30	81.32	81.32	778.1
3,000.01 - 3,500.00	1,369,480.00	12.65	2	11.76	684,740.00	5.907	2.250	11.907	34	360.00	358.01	1.99	79.59	82.63	733.8
3,500.01 - 4,000.00	1,356,000.00	12.53	2	11.76	678,000.00	6.400	2.250	12.400	34	360.00	358.00	2.00	71.55	71.55	764.9
4,000.01 - 4,500.00	2,214,236.00	20.46	3	17.65	738,078.67	6.891	2.250	12.891	34	360.00	357.72	2.28	75.03	75.03	787.8
7,000.01 - 7,500.00	1,315,000.00	12.15	1	5.88	1,315,000.00	6.500	2.250	12.500	33	360.00	357.00	3.00	72.89	72.89	762.0
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Minimum: 1,929.32 Maximum: 7,122.92 Average: 3,301.50

Origination Date	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
2007-11	692,636.00	6.40	1	5.88	692,636.00	7.750	2.250	13.750	32	360.00	356.00	4.00	80.00	80.00	795.0
2007-12	2,993,056.10	27.65	4	23.53	748,264.03	6.224	2.250	12.224	33	360.00	357.00	3.00	78.59	78.59	758.3
2008-01	1,461,600.00	13.50	2	11.76	730,800.00	6.417	2.250	12.417	34	360.00	358.00	2.00	72.16	72.16	786.9
2008-02	4,047,968.00	37.40	7	41.18	578,281.14	6.024	2.250	12.024	35	360.00	358.84	1.16	76.11	77.14	764.6
2008-03	1,628,000.00	15.04	3	17.65	542,666.67	5.531	2.250	11.531	36	360.00	360.00	0.00	80.00	80.00	796.0
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Minimum: 2007-11-30
Maximum: 2008-03-21

First Payment Date	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
2008-01	692,636.00	6.40	1	5.88	692,636.00	7.750	2.250	13.750	32	360.00	356.00	4.00	80.00	80.00	795.0
2008-02	2,993,056.10	27.65	4	23.53	748,264.03	6.224	2.250	12.224	33	360.00	357.00	3.00	78.59	78.59	758.3
2008-03	2,117,600.00	19.57	3	17.65	705,866.67	6.481	2.250	12.481	34	360.00	358.00	2.00	74.59	74.59	776.4
2008-04	3,391,968.00	31.34	6	35.29	565,328.00	5.908	2.250	11.908	35	360.00	359.00	1.00	75.35	76.58	766.9
2008-05	1,628,000.00	15.04	3	17.65	542,666.67	5.531	2.250	11.531	36	360.00	360.00	0.00	80.00	80.00	796.0
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Minimum: 2008-01-01
Maximum: 2008-05-01

Maturity Date	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
2037-12	692,636.00	6.40	1	5.88	692,636.00	7.750	2.250	13.750	32	360.00	356.00	4.00	80.00	80.00	795.0
2038-01	2,993,056.10	27.65	4	23.53	748,264.03	6.224	2.250	12.224	33	360.00	357.00	3.00	78.59	78.59	758.3
2038-02	2,117,600.00	19.57	3	17.65	705,866.67	6.481	2.250	12.481	34	360.00	358.00	2.00	74.59	74.59	776.4
2038-03	3,391,968.00	31.34	6	35.29	565,328.00	5.908	2.250	11.908	35	360.00	359.00	1.00	75.35	76.58	766.9
2038-04	1,628,000.00	15.04	3	17.65	542,666.67	5.531	2.250	11.531	36	360.00	360.00	0.00	80.00	80.00	796.0
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Minimum: 2037-12-01
Maximum: 2038-04-01

PHHMC 2008-CIM1 Preliminary Collateral Analysis

I-1

17 records

Balance: 10,823,260

Actual Paid Thru Date	Current Principal Balance	% by Current Principal Balance	Number of Loans	% of Number of Loans	Average Current Balance	Weighted Average Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Original Term	Weighted Average Stated Remaining Term	Weighted Average Seasoning	Weighted Average Original CLTV	Weighted Average Original Frequency CLTV	FICO Score
2008-03	5,771,680.10	53.33	9	52.94	641,297.79	6.322	2.250	12.322	34	360.00	357.79	2.21	76.84	76.84	769.6
2008-04	5,051,580.00	46.67	8	47.06	631,447.50	5.994	2.250	11.994	35	360.00	358.69	1.31	77.39	78.21	775.9
Total:	10,823,260.10	100.00	17	100.00	636,662.36	6.169	2.250	12.169	34	360.00	358.21	1.79	77.10	77.48	772.5
Minimum: 2008-03-01
Maximum: 2008-04-01